NOTICE OF SUBSTITUTION

                             Dated January 27, 2003
                   Allianz Life Insurance Company of New York
                      Allianz Life of NY Variable Account C

Effective approximately April 4, 2003, subject to regulatory approval, shares of the Dreyfus Stock Index Fund will be substituted for all shares of the Franklin S&P 500 Index Fund owned through variable insurance products issued by Allianz Life Insurance Company of New York. Specifically, Initial Class shares of the Dreyfus Stock Index Fund will be substituted for Class 1 shares of the Franklin S&P 500 Index Fund, and Service Class shares of the Dreyfus Stock Index Fund will be substituted for Class 2 shares of the Franklin S&P 500 Index Fund. You will receive a confirmation in connection with any substitution of shares.

If you wish, from the date of this Notice to the date of the Substitution, you can make one transfer of Contract value attributable to the Franklin S&P 500 Index Fund out of this fund and into any other Investment Option(s) available under your Contract, without any limitation or charge on transfers. In addition, if you do not exercise this free transfer right prior to the Substitution, for 30 days after the Substitution, you will be permitted a free transfer right out of the Dreyfus Stock Index Fund. In exercising your free transfer right, if you choose, you can divide the applicable Account Value, transferring part to one Investment Option and part to other Investment Options, subject to any Contract limitations on minimum investment in a particular Investment Option. Your free transfer will not count as one of the limited number of transfers permitted in a year free of charge, and Allianz Life Insurance Company of New York will not impose any additional transfer restrictions on this transfer.

If you do not choose to transfer the Contract Value attributable to the Franklin S&P 500 Index Fund to another Investment Option(s) prior to the date of the Substitution, that amount will be automatically transferred to the Dreyfus Stock Index Fund. This automatic transfer will not count toward the number of free transfers available under your Contract, and you will not be assessed a transfer fee for this automatic transfer.

Allianz Life Insurance Company of New York will send you a Notice within five days after the Substitution has taken place. You will have an additional 30 days from the date of the Substitution in which to make a free transfer from the Dreyfus Stock Index Fund, if you have not already exercised your right to make one free transfer. After such thirty (30) day period any transfers will be subject to any applicable limitations or charges described in the Contract's prospectus.

For your convenience, we enclose with this Notice summary information regarding the Investment Options available under your contract. You can obtain a prospectus for the Dreyfus Stock Index Fund, or for any of the other Investment Options available under your Contract, free of charge, by calling our Service Center toll-free at 800-624-0197.

Attached to this notice is a transfer form. Please fill out the form if you would like to make a transfer from the Franklin S&P 500 Index Fund, and mail it to the Company at the address on the form.

Should you have any questions, please feel free to call our Service Center toll-free at 800-624-0197.